                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(b)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: MARCH 20, 1998
            (Date of earliest event reported: February 12, 1998)



                         STORAGE TRUST REALTY
              --------------------------------------
         (Exact name of registrant as specified in its charter)



         MARYLAND                      1-13462             43-1689825
-----------------------------       --------------    ---------------------
(State or other jurisdiction         (Commission          (IRS Employer
   of incorporation)                 File Number)      Identification No.)


                         2407 RANGELINE STREET
                        COLUMBIA, MISSOURI 65202
                        ------------------------
            (Address and zip code of principal executive offices)

      Registrant's telephone number, including area code: (573)499-4799
                                                         --------------

                                NOT APPLICABLE
                       ------------------------------
           (Former name or former address, if changed since last report)


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ITEM 5: CHANGE IN CHAIRMAN OF BOARD OF TRUSTEES

On February 23, 1998, Gordon Burnam announced that he has stepped down as Chairman of the Board of Trustees of Storage Trust Realty (the "Company"). Mr. Burnam will stay on the Board of Trustees and will continue to be an employee of the Company.

The Board of Trustees has appointed Daniel C. Staton as the new Chairman of the Board of Trustees.

For additional information, refer to the press release shown as Exhibit 99.1.

ITEM 5: ACQUISITION OF FACILITIES

During the period from January 1, 1998 to February 12, 1998, the Company completed the acquisition of 14 self-storage facilities through Storage Trust Properties L.P. (the "Operating Partnership"), a limited partnership controlled by the Company as its sole general partner and in which the Company holds a 94.74% ownership interest as of December 31, 1997. These facilities, totaling approximately 852,000 net rentable square feet, are located in four states, and were purchased for approximately $52,877,000.

All of the facilities were acquired in arms-length transactions and there are no material relationships between any of the sellers and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company.

Management of the Company determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the facilities, the projected amounts of maintenance costs and capital improvements, the current revenues of the facilities, comparable facilities competing in the applicable markets, rental rates and occupancy levels for the facilities and competing facilities, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.


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Each of the facilities has been used by the sellers as a self-storage facility prior to their acquisition by the Company, and the Company intends to continue the use of all of those facilities for that purpose.

These properties were acquired as follows:

      -     eleven for cash, and
      - three for the combination of cash, the assumption of mortgages totaling $10,052,000 (which were paid off immediately after closing) and the issuance of 191,350 units in the Operating Partnership valued at $4,994,000

The cash for the acquisitions was provided from funds available under the Company's $150 million revolving line of credit with BankBoston, N.A., Bank of America, N.A. and other lenders.

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

The following tables provide certain information concerning the facilities acquired:


TABLE I



                                                                            DATE OF
FACILITY AND LOCATION                     SELLER(S)                       ACQUISITION
--------------------------          ------------------                  ---------------
A & B Self Storage
Sudley Road                         A & B
Manassas, VA                        Developers                          Jan. 12, 1998

Personal Mini Storage
S.W. 84th Street                    Sentry Beach
Miami, FL                           Associates                          Jan. 30, 1998

Sentry Mini Self Storage
69th Street                         Sentry Beach
Miami Beach, FL                     Associates                          Jan. 30, 1998

Beach Self Storage
Dade Boulevard                      South Beach
Miami Beach, FL                     Associates                          Jan. 30, 1998

A Storage Depot                     Personal Storage
I-85 Access Road, N.E.              Mini Warehouse,
Norcross, GA                        L.L.C.                              Febr. 9, 1998

A Storage Depot                     Space Mart
Old Dixie Highway                   Mini Warehouse,
Forest Park, GA                     L.L.C.                              Febr. 9, 1998

A Storage Depot
Covington Highway                   Partnership #11,
Decatur, GA                         L.L.C.                              Febr. 9, 1998

                                    3

TABLE I (continued)



                                                                            DATE OF
FACILITY AND LOCATION                     SELLER(S)                       ACQUISITION
--------------------------          ------------------                  ---------------
A Storage Depot                     Maxwell Road
Maxwell Road                        Mini Warehouse,
Alpharetta, GA                      L.L.C.                              Febr. 9, 1998

A Storage Depot
North Main Street                   Joint Venture #12,
Alpharetta, GA                      L.L.C.                              Febr. 9, 1998

A Storage Depot                     Bolton Road
Bolton Road                         Mini Warehouse,
Atlanta, GA                         L.L.C.                              Febr. 9, 1998

A Storage Depot                     Riverdale
Georgia Highway 85                  Mini Warehouse,
Riverdale, GA                       L.L.C.                              Febr. 9, 1998

A Storage Depot                     North Cobb Parkway
Rutledge Road                       Mini Warehouse,
Kennesaw, GA                        L.L.C.                              Febr. 9, 1998

A Storage Depot                     GA. 20/Lawrenceville
Buford Drive                        Mini-Warehouse,
Lawrenceville, GA                   L.L.C.                              Febr. 9, 1998

Daniels Self Storage
Simms Street
Golden, CO                          Yoshie Feaster                      Febr. 12, 1998


TABLE II

                                                               NET                    PERCENTAGE
                                                            RENTABLE                 OCCUPANCY<F3>
                                       PURCHASE              SQUARE        # OF       AT DATE OF
FACILITY AND LOCATION                    PRICE               FOOTAGE      UNITS       ACQUISITION
-------------------------           -----------------      ----------    -------    --------------
A & B Self Storage
Sudley Road
Manassas, VA                        $ 2,110,000 <F1>         38,981        440           84%

Personal Self Storage
S.W. 84th Street
Miami, FL                           $ 3,400,000 <F2>         52,080        913           69%

Sentry Mini Self Storage
69th Street
Miami Beach, FL                     $ 6,087,000 <F2>         40,339      1,198           89%

Beach Self Storage
Dade Boulevard
Miami Beach, FL                     $ 5,700,000 <F2>         40,332      1,249           83%

A Storage Depot
I-85 Access Road, N.E.
Norcross, GA                        $ 4,441,000 <F1>         76,130        782           93%

A Storage Depot
Old Dixie Highway
Forest Park, GA                     $ 3,300,000 <F1>         79,322        695           88%

A Storage Depot
Covington Highway
Decatur, GA                         $ 5,200,000 <F1>        102,336        932           92%

                                    5
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TABLE II (continued)
                                                               NET                    PERCENTAGE
                                                            RENTABLE                 OCCUPANCY<F3>
                                       PURCHASE              SQUARE        # OF       AT DATE OF
FACILITY AND LOCATION                    PRICE               FOOTAGE      UNITS       ACQUISITION
-------------------------           -----------------      ----------    -------    --------------
A Storage Depot
Maxwell Road
Alpharetta, GA                      $ 5,000,000 <F1>         77,570        587           90%

A Storage Depot
North Main Street
Alpharetta, GA                      $ 3,739,000 <F1>         64,890        576           91%

A Storage Depot
Bolton Road
Atlanta, GA                         $ 3,200,000 <F1>         50,195        482           93%

A Storage Depot
Georgia Highway 85
Riverdale, GA                       $ 3,300,000 <F1>         64,814        547           86%

A Storage Depot
Rutledge Road
Kennesaw, GA                        $ 2,200,000 <F1>         56,215        429           82%

A Storage Depot
Buford Drive
Lawrenceville, GA                   $ 2,400,000 <F1>         43,550        256           49%

Daniels Self Storage
Simms Street
Golden, CO                          $ 2,800,000 <F1>         65,356        383           92%
                                    -----------            --------      -----          ---
Totals or Average                   $52,847,000             852,110      9,469           86%
                                    ===========            ========      =====          ===

Notes to TABLE II:

<F1>  Acquired for cash.
<F2>  Acquired for cash of $141,000, the assumption of $10,052,000 of mortgages (which were paid off immediately after closing) and the issuance of 191,350 units of the Operating Partnership valued at $4,994,000.
<F3>  Determined by dividing net rentable square footage occupied by total net rentable square footage.

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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS APPLICABLE TO REPORTED FACILITIES

      It is not possible to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X, as required by Item
      7(a)(3). The required financial information and additional information will be filed by amendment within 30 days of the date of this filing.

(b)   PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

      It is not possible to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to
      Article 11 of Regulation S-X, as required by Item 7(b)(1). The required pro forma information will be filed by amendment within 30 days of the date of this filing.

(c)   EXHIBITS

      See Index to Exhibits, which is hereby incorporated by reference herein.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          STORAGE TRUST REALTY



March 20, 1998                                  /s/ Michael G. Burnam
--------------                                  ---------------------
(Date)                                          Michael G. Burnam
                                                Chief Executive Officer

March 20, 1998                                  /s/ Stephen M. Dulle
--------------                                  --------------------
(Date)                                          Stephen M. Dulle
                                                Chief Financial Officer

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                                 INDEX TO EXHIBITS


  Exhibit
   Number                              Document Description
 ----------      -------------------------------------------------------------------
   99.1          Press Release concerning the change in Chairman of the Board of
                 Directors, dated February 23, 1998 99.2  Press Release concerning acquisitions to date during 1998, dated March 2, 1998

   99.2          Press Release concerning acquisitions to date during 1998, dated
                 March 2, 1998

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